UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2010

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 989-636-1000

Not applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

The documents listed below (the “Documents”) are required to be filed as exhibits to The Dow Chemical Company (the “Company”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “10-Q”).  For administrative convenience and to avoid further increasing the size of the 10-Q, the Company is filing the Documents as exhibits to this optional Current Report on Form 8-K and will incorporate the Documents into the 10-Q by reference hereto.

Exhibit No.	Description

10.1	A copy of The Dow Chemical Company Executives’ Supplemental Retirement Plan, as amended, restated and effective as of April 14, 2010.
10.2	A copy of The Dow Chemical Company Elective Deferral Plan (for deferrals made through December 31, 2004), as amended, restated and effective as of April 14, 2010.
10.3	A copy of The Dow Chemical Company Elective Deferral Plan, effective for deferrals after January 1, 2005, as amended, restated and effective as of April 14, 2010.
10.4	A copy of an Amendment to The Dow Chemical Company Executives’ Supplemental Retirement Plan, effective as of April 14, 2010.
10.5	A copy of an Amendment to The Dow Chemical Company Elective Deferral Plan (for deferrals made through December 31, 2004), effective as of April 14, 2010.
10.6	A copy of an Amendment to The Dow Chemical Company Elective Deferral Plan, effective for deferrals after January 1, 2005, effective as of April 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	May 3, 2010

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Vice President and Controller

EXHIBIT INDEX
Exhibit No.	Description

10.1	A copy of The Dow Chemical Company Executives’ Supplemental Retirement Plan, as amended, restated and effective as of April 14, 2010.
10.2	A copy of The Dow Chemical Company Elective Deferral Plan (for deferrals made through December 31, 2004), as amended, restated and effective as of April 14, 2010.
10.3	A copy of The Dow Chemical Company Elective Deferral Plan, effective for deferrals after January 1, 2005, as amended, restated and effective as of April 14, 2010.
10.4	A copy of an Amendment to The Dow Chemical Company Executives’ Supplemental Retirement Plan, effective as of April 14, 2010.
10.5	A copy of an Amendment to The Dow Chemical Company Elective Deferral Plan (for deferrals made through December 31, 2004), effective as of April 14, 2010.
10.6	A copy of an Amendment to The Dow Chemical Company Elective Deferral Plan, effective for deferrals after January 1, 2005, effective as of April 14, 2010.